                                  LOOMIS SAYLES
                                MANAGED BOND FUND







                                  ANNUAL REPORT
                               SEPTEMBER 30, 2000











                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                  800-633-3330

FUND AND MANAGER REVIEW


LOOMIS SAYLES MANAGED BOND FUND


PERFORMANCE


For the twelve-month period ended September 30, 2000, the Managed Bond Fund returned 5.16% (before deducting the maximum 2.50% front end sales charge), compared to the 6.74% return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The average corporate debt fund A-rated, as measured by Lipper Inc., posted a total return of 5.36% for the same period.


PORTFOLIO REVIEW


During the fiscal year, several event-risk concerns regarding interest rate movements, equity fluctuations and market flows caused investors to approach the current inflationary environment and broader bond market with caution. The Treasury yield curve remained inverted during the period, and long-term Treasuries were leading performers. Although the corporate market followed a subdued pattern, corporate bonds remained cheap. Shorter-maturity and higher-rated credits were the frontrunners for the corporate market, as spreads gradually tightened in the second half of the year.


In general, the Fund's underperformance during the fiscal year was due to the relative under-weighting in higher-quality and government issues, which are prevalent in the Fund's benchmark. From a sector perspective, energy and oil, REITs (real estate investment trusts) and Canadian securities contributed nicely to overall performance.


PORTFOLIO POSITIONING


In the current atmosphere of volatility, we are taking an opportunistic approach to the market, relying on sound fundamental credit analysis to try to uncover deep discounted, longer-maturity, undervalued issues which we believe have call protection and significant total return potential. We attempt to uncover value through fundamental bond analysis in conjunction with relative value analysis. We are cognizant of the short-term technical market strains, current yield environment and economic fundamentals. Nevertheless, we take a bottom-up approach to selecting individual bonds, and our emphasis is on long-term capital and price appreciation.


Sincerely,

/s/ Danial J. Fuss

Danial J. Fuss


LOOMIS SAYLES MANAGED BOND FUND                                                1

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000


                                                                               Since
                                                               1 Year        Inception(a)
-----------------------------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND(b)                              2.54%           3.52%
Lipper Corporate Debt Funds A-Rated Index(c)                    5.83%           2.77%
Lehman Brothers Government/Credit Bond Index(d)                 6.74%           2.96%


                   CUMULATIVE PERFORMANCE-OCTOBER 31, 1998 TO SEPTEMBER 30, 2000

                                    [CHART]

            Loomis Sayles      Lipper Corporate         Lehman Brothers
               Managed            Debt Funds          Government/Corporate
            Bond Fund(b)        A-Rated Index              Bond Index
    10/98      $9,750              $10,000                  $10,000
    11/98      $10,367             $10,109                  $10,060
    12/98      $10,296             $10,141                  $10,084
    01/99      $10,600             $10,228                  $10,156
    02/99      $10,050             $10,001                   $9,915
    03/99      $10,702             $10,066                   $9,964
    04/99      $10,867             $10,098                   $9,988
    05/99      $10,594              $9,984                   $9,885
    06/99      $10,464              $9,906                   $9,855
    07/99      $10,428              $9,891                   $9,827
    08/99      $10,375              $9,664                   $9,819
    09/99      $10,361              $9,958                   $9,908
    10/99      $10,364              $9,973                   $9,934
    11/99      $10,420              $9,960                   $9,928
    12/99      $10,469              $9,935                   $9,868
    01/00      $10,392              $9,913                   $9,865
    02/00      $10,661             $10,018                   $9,989
    03/00      $10,846             $10,154                  $10,133
    04/00      $10,554             $10,071                  $10,083
    05/00      $10,496             $10,033                  $10,074
    06/00      $10,667             $10,256                  $10,280
    07/00      $10,564             $10,343                  $10,389
    08/00      $10,925             $10,481                  $10,536
    09/00      $10,896             $10,539                  $10,575

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.


(a) INCEPTION DATE OF THE LOOMIS SAYLES MANAGED BOND FUND IS OCTOBER 1, 1998. SINCE LIPPER CORPORATE DEBT FUNDS A-RATED INDEX AND LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH THIS DATE, COMPARATIVE PERFORMANCE IS PRESENTED FROM OCTOBER 31, 1998.


(b) PERFORMANCE FOR THE FUND INCLUDES THE EFFECT OF THE MAXIMUM 2.50% FRONT END SALES CHARGES.


(c) THE LIPPER CORPORATE DEBT FUNDS A-RATED INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE CORPORATE DEBT FUNDS A-RATED INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. SOURCE: LIPPER INC.


(d) LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX WHICH IS A COMPOSITE OF APPROXIMATELY 5,300 CORPORATE AND GOVERNMENT ISSUES WITH AT LEAST $100 MILLION OUTSTANDING FOR GOVERNMENT ISSUES AND $25 MILLION FOR CORPORATES, AND GREATER THAN 1 YEAR MATURITY. THE INDEX RETURNS HAVE NOT BEEN LOWERED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST IN AN INDEX.

LOOMIS SAYLES MANAGED BOND FUND

LOOMIS SAYLES MANAGED BOND FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                              FACE
                                                            AMOUNT           VALUE+
-----------------------------------------------------------------------------------
BONDS AND NOTES-95.4% OF NET ASSETS

NON-CONVERTIBLE BONDS-64.1%
AIRLINES--3.9%
  Delta Air Lines, Inc., 8.300%, 12/15/29        USD       750,000     $   677,872
                                                                       -----------
AUTO & RELATED--3.4%
  TRW, Inc., 6.650%, 1/15/28                               750,000         595,808
                                                                       -----------
BUILDING MATERIALS--1.6%
  Owens Corning, 7.500%, 8/01/18^                        1,000,000         287,500
                                                                       -----------
CANADIAN--13.7%
  Canadian Government, Zero Coupon Bond, 6/01/25 CAD     5,900,000         980,627
  Province of Ontario, Zero Coupon Bond, 6/02/27         7,400,000         965,512
  Province of Saskatchewan, Zero Coupon Bond, 1/18/10    1,233,000         463,248
                                                                       -----------
                                                                         2,409,387
                                                                       -----------
FINANCIAL SERVICES--2.8%
  Merey Sweeny LP, 8.850%, 12/18/19 144A         USD       500,000         500,290
                                                                       -----------
FOREST & PAPER PRODUCTS--1.3%
  Georgia-Pacific Group, 7.375%, 12/01/25                  250,000         219,613
                                                                       -----------
HEALTHCARE--PRODUCTS--2.6%
  Bausch & Lomb, Inc., 7.125%, 8/01/28                     750,000         458,318
                                                                       -----------
HEALTHCARE--SERVICES--3.8%
  Columbia/HCA Healthcare Corp., 7.190%, 11/15/15          800,000         676,000
                                                                       -----------
OIL & GAS--4.6%
  Pennzoil-Quaker State Co., 6.750%, 4/01/09               500,000         434,160
  Pennzoil-Quaker State Co., 7.375%, 4/01/29               500,000         374,430
                                                                       -----------
                                                                           808,590
                                                                       -----------
RAIL--TRANSPORT--0.5%
  Missouri Pacific Railroad Co., 4.750%, 1/01/20            25,000          15,156
  Missouri Pacific Railroad Co., 5.000%, 1/01/45           140,000          72,625
                                                                       -----------
                                                                            87,781
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS--7.1%
  First Industrial, 7.600%, 7/15/28                        900,000         754,839
  Susa Partnership LP, 7.500%, 12/01/27                    600,000         498,198
                                                                       -----------
                                                                         1,253,037
                                                                       -----------
RETAIL--GENERAL--2.7%
  Dillon Read Structured Finance Corp., 7.430%, 8/15/18    125,000          80,625
  J.C. Penney Co., Inc., 6.875%, 10/15/15                  100,000          64,407
  K Mart Corp., 7.950%, 2/01/23                            250,000         167,285
  Woolworth Corp., 8.500%, 1/15/22                         250,000         162,500
                                                                       -----------
                                                                           474,817
                                                                       -----------

LOOMIS SAYLES MANAGED BOND FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                              FACE
                                                            AMOUNT           VALUE+
-----------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

SUPRANATIONAL--2.8%
  International Bank for
   Reconstruction & Development,
   Zero Coupon Bond, 8/20/07                     NZD     2,000,000     $   495,885
                                                                       -----------
TELECOMMUNICATIONS--9.6%
  Intermedia Communications, Inc., Zero Coupon Bond,
   3/01/09 (step to 12.250% on 3/01/04) #        USD       500,000         335,000
  Nextel Communications, Inc., Zero Coupon Bond,
   10/31/07 (step to 9.750% on 10/31/02) #                 500,000         390,000
  RCN Corp., Zero Coupon Bond, 10/15/07
   (step to 11.125% on 10/15/02) #                       1,100,000         594,000
  RCN Corp., Zero Coupon Bond, 2/15/08
   (step to 9.800% on 2/15/03) #                           600,000         294,000
  Teligent, Inc., Zero Coupon Bond, 3/01/08
   (step to 11.500% on 3/01/03) #                          250,000         70,000
                                                                       -----------
                                                                         1,683,000
                                                                       -----------
TOBACCO--3.7%
  Philip Morris Cos., Inc., 7.750%, 1/15/27                750,000         656,235
                                                                       -----------
  TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $13,256,742)                                        11,284,133
                                                                       -----------
CONVERTIBLE BONDS-31.3%
COMPUTERS--4.0%
  Maxtor Corp., 5.750%, 3/01/12                            500,000         350,000
  Quantum Corp.--DLT & Storage Systems,
   7.000%, 8/01/04                                         200,000         163,000
  Western Digital, Zero Coupon Bond, 2/18/18               750,000         198,750
                                                                       -----------
                                                                           711,750
                                                                       -----------
DIVERSIFIED OPERATIONS--6.2%
  Thermo Electron Corp., 4.250%, 1/01/03 144A            1,150,000       1,092,500
                                                                       -----------
ELECTRONIC COMPONENTS--0.5%
  Kent Electronics Corp., 4.500%, 9/01/04                  100,000          82,426
                                                                       -----------
FINANCIAL SERVICES--1.1%
  Bell Atlantic Financial Services, 5.750%, 4/01/03        200,000         193,880
                                                                       -----------
HEALTHCARE--SERVICES--3.6%
  Healthsouth Corp., 3.250%, 4/01/03                       750,000         630,000
                                                                       -----------
INDUSTRIAL EQUIPMENT--2.0%
  MascoTech, Inc., 4.500%, 12/15/03                        500,000         350,000
                                                                       -----------
INSURANCE--2.4%
  Loews Corp., 3.125%, 9/15/07                             475,000         426,179
                                                                       -----------
MULTI-INDUSTRY--0.8%
  Thermo Instrument Systems, Inc., 4.500%,
   10/15/03 144A                                           150,000         140,625
                                                                       -----------

LOOMIS SAYLES MANAGED BOND FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                              FACE
                                                            AMOUNT           VALUE+
-----------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

OFFICE EQUIPMENT--4.4%
  Xerox Corp., 0.570%, 4/21/18                   USD     1,500,000     $   771,555
                                                                       -----------
OIL & GAS--6.3%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08            900,000         740,520
  Diamond Offshore Drilling, Inc., 3.750%, 2/15/07         325,000         366,519
                                                                       -----------
                                                                         1,107,039
                                                                       -----------
  TOTAL CONVERTIBLE BONDS
   (Identified Cost $5,419,203)                                          5,505,954
                                                                       -----------
  TOTAL BONDS AND NOTES
   (Identified Cost $18,675,945)                                        16,790,087
                                                                       -----------
                                                            SHARES
-----------------------------------------------------------------------------------
COMMON STOCKS-0.1% OF NET ASSETS

OIL & GAS--0.1%
  Hvide Marine, Inc. *                                       1,304           9,943
                                                                       -----------
  TOTAL COMMON STOCKS
   (Identified Cost $434,111)                                                9,943
                                                                       -----------
PREFERRED STOCKS-3.1% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS-1.8%

REAL ESTATE INVESTMENT TRUSTS--1.8%
  CarrAmerica Realty Corp., Series B, 8.570%                 2,000          43,000
  CarrAmerica Realty Corp., Series C, 8.550%                 2,200          47,300
  CarrAmerica Realty Corp., Series D, 8.450%                 5,000         106,250
  Developers Diversified Realty Corp., Class C, 8.375%       3,400          71,612
  ProLogis Trust, Series D, 7.920%                           2,300          49,163
  ProLogis Trust, Series E, 8.750%                             400           9,425
                                                                       -----------
                                                                           326,750
                                                                       -----------
  TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $264,025)                                              326,750
                                                                       -----------
CONVERTIBLE PREFERRED STOCKS-1.3%

REAL ESTATE INVESTMENT TRUSTS--1.3%
  Equity Residential Properties Trust, 7.250%               10,000         226,250
                                                                       -----------
  TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $235,600)                                              226,250
                                                                       -----------
  TOTAL PREFERRED STOCKS
   (Identified Cost $499,625)                                              553,000
                                                                       -----------

LOOMIS SAYLES MANAGED BOND FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                            SHARES           VALUE+
-----------------------------------------------------------------------------------
WARRANTS-0.0% OF NET ASSETS

OIL & GAS--0.0%

  Hvide Marine, Inc., expiring 12/15/03 *                      815     $     2,037
                                                                       -----------
  TOTAL WARRANTS
   (Identified Cost $4,522)                                                  2,037
                                                                       -----------
TOTAL INVESTMENTS--98.6%
  (IDENTIFIED COST $19,614,203) @                                       17,355,067
  Cash and Other Assets, Less Liabilities--1.4%                            243,228
                                                                       -----------
NET ASSETS--100%                                                       $17,598,295
                                                                       ===========

   + See Note 1.

   ^ Security in default.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

   * Non-income producing security

   @ At September 30, 2000, the net unrealized appreciation on investments based on cost of $19,614,203 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $337,296 and $2,596,432, respectively, resulting in net unrealized depreciation of $2,259,136.

Key to Abbreviations:
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar


                 See accompanying notes to financial statements.

LOOMIS SAYLES MANAGED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000
------------------------------------------------------------------------------
ASSETS
  Investments at value                                             $17,355,067
  Cash                                                                 183,047
  Receivable for:
    Fund shares sold                                                    28,350
    Dividends and interest                                             235,526
  Due from the adviser (Note 3)                                         58,820
                                                                   -----------
                                                                    17,860,810
                                                                   -----------
LIABILITIES
  Payable for:
    Fund shares redeemed                                               205,262
  Accrued expenses:
    Management fees (Note 3)                                             9,782
    Trustees' fees (Note 3A)                                               532
    Administrative fees (Note 3)                                         1,898
    12b-1 fees payable                                                  12,228
  Other (Note 1)                                                        32,813
                                                                   -----------
                                                                       262,515
                                                                   -----------
NET ASSETS                                                         $17,598,295
                                                                   ===========
  Net Assets consist of:
    Capital paid in                                                $19,690,823
    Undistributed (or Distribution in excess of) net
      investment income                                                 99,630
    Accumulated net realized gain (loss)                                66,978
    Unrealized appreciation (depreciation) on investments           (2,259,136)
                                                                   -----------
NET ASSETS                                                         $17,598,295
                                                                   ===========

  Shares of beneficial interest outstanding, no par value            1,862,400
  Net asset value and redemption price per share                   $      9.45
  Maximum offering price per share (Net asset value/97.50%)        $      9.69
Identified cost of investments                                     $19,614,203
                                                                   ===========

                 See accompanying notes to financial statements.

LOOMIS SAYLES MANAGED BOND FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                         $   65,477
  Interest                                                           2,702,652
                                                                    ----------
                                                                     2,768,129
                                                                    ----------
  Expenses
    Management fees (Note 3)                                           199,240
    12b-1 fees                                                         249,050
    Trustees' fees and expenses (Note 3A)                                4,411
    Administrative fees                                                 16,999
    Custodian and accounting fees                                       49,637
    Transfer agent fees                                                  7,769
    Legal fees                                                         117,746
    Printing fees                                                      222,054
    Other expenses                                                      14,500
                                                                    ----------
    Total expenses                                                     881,406
    Less expenses waived and reimbursed by the
      investment adviser (Note 3)                                     (383,307)
                                                                    ----------
    Net expenses                                                       498,099
                                                                    ----------
  Net investment income                                              2,270,030
                                                                    ----------
NET REALIZED GAIN (LOSS) ON:
  Investments                                                          140,822
                                                                    ----------
  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                         (832,373)
                                                                    ----------
  Total net realized gain (loss) and change in
    unrealized appreciation (depreciation)                            (691,551)
                                                                    ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $1,578,479
                                                                    ==========

                 See accompanying notes to financial statements.

LOOMIS SAYLES MANAGED BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR             PERIOD
                                                              ENDED              ENDED
                                                      SEPTEMBER 30,      SEPTEMBER 30,
                                                               2000              1999*
--------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                               $   2,270,030     $   2,330,403
  Net realized gain (loss)                                  140,822           442,231
  Change in unrealized appreciation (depreciation)         (832,373)       (1,426,763)
                                                      -------------     -------------
    Increase (decrease) in net assets from operations     1,578,479         1,345,871
                                                      -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                  (2,338,605)       (2,110,643)
  Net realized gain on investments                         (567,630)                0
                                                      -------------     -------------
                                                         (2,906,235)       (2,110,643)
                                                      -------------     -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                       22,574,274        53,999,642
  Cost of shares redeemed                               (37,911,792)      (18,971,301)
                                                      -------------     -------------
  Increase (decrease) in net assets derived from capital
    share transactions                                  (15,337,518)       35,028,341
                                                      -------------     -------------
  Total increase (decrease) in net assets               (16,665,274)       34,263,569
NET ASSETS
  Beginning of period                                    34,263,569                 0
                                                      -------------     -------------
  End of period                                       $  17,598,295     $  34,263,569
                                                      =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period                                   $      99,630     $     219,760
                                                      =============     =============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares                          2,357,600         5,370,740
  Redeemed                                               (3,993,400)       (1,872,540)
                                                      -------------     -------------
  Net change                                             (1,635,800)        3,498,200
                                                      =============     =============

* COMMENCEMENT OF FUND OPERATIONS ON OCTOBER 1, 1998.

                 See accompanying notes to financial statements.

LOOMIS SAYLES MANAGED BOND FUND

FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED    PERIOD ENDED
                                                      SEPTEMBER 30,  SEPTEMBER 30,
                                                      -------------  -------------
                                                          2000           1999*
----------------------------------------------------------------------------------
Net asset value, beginning of period                       $  9.79      $  9.95
                                                           -------      -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                0.68         0.68
  Net realized and unrealized gain (loss) on investments     (0.20)       (0.22)
                                                           -------      -------
    Total from investment operations                          0.48         0.46
                                                           -------      -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                       (0.67)       (0.62)
  Distributions from net realized capital gains              (0.15)        0.00
                                                           -------      -------
    Total distributions                                      (0.82)       (0.62)
                                                           -------      -------
Net asset value, end of period                             $  9.45      $  9.79
                                                           =======      =======
Total return (%)(a)(b)                                         5.2          4.6
Net assets, end of period (000)                            $17,598      $34,264
Ratio to average net assets:
  Net expenses (%)(c)(d)                                      1.50         1.50
  Gross expenses (%)(d)                                       2.65         2.03
  Net investment income (loss) (%)(d)                         6.84         6.77
Portfolio turnover rate (%)                                     52           34


*   COMMENCEMENT OF FUND OPERATIONS ON OCTOBER 1, 1998.

(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(b) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY FRONT-END SALES CHARGES FOR THE FUND.


(c) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.


(d) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

LOOMIS SAYLES MANAGED BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

1. The Loomis Sayles Managed Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a diversified, open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), and organized as a Massachusetts business trust on February 20, 1991. At September 30, 2000, the Trust was composed of twenty funds ("Funds"). The financial statements of the nineteen remaining funds are presented separately. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.


Purchases of the Fund's share are subject to a maximum sales charge of 2.50%.


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

LOOMIS SAYLES MANAGED BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of the Fund are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Fund and the amounts actually received resulting from changes in exchange rates on the payable date.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign Governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. Government.


D. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to a method that approximates the effective interest method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are apportioned to all funds within the Trust on the basis of relative net assets.

LOOMIS SAYLES MANAGED BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

E. FEDERAL INCOME TAXES -- The Fund is a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund declares and pays its net investment income to shareholders monthly. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for foreign currency transactions, excise tax regulations, and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.


2. PURCHASES AND SALES OF INVESTMENTS -- For the year ended September 30, 2000, purchases and proceeds from sales and maturities of investments, excluding short-term securities and U.S. Government securities, were $9,232,499 and $25,980,873, respectively. Purchases and proceeds from sales and maturities of U.S. Government securities, excluding short-term securities, were $7,361,993 and $7,355,458, respectively.


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the year ended September 30, 2000, the Fund incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by Nvest, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by CDC Asset Management ("CDC AM") as of October 30, 2000. CDC AM is part of the Caisse des Depots et Consignation. The management agreement for the Fund in effect during the year ended September 30, 2000 provided for fees at the annual percentage rate of 0.60% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2001, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 1.50% of the Fund's average daily net assets.


The Fund has adopted a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act 1940. The Fund pays Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles, a monthly service fee at an annual rate of 0.25% of the Fund's average net assets and a monthly distribution fee at an annual rate of 0.50% of the Fund's average net assets.


Effective May 8, 2000, Loomis Sayles began charging the Fund for administrative services. As of September 30, 2000, the Fund incurred $2,979.

LOOMIS SAYLES MANAGED BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC Asset Management or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

4. CREDIT RISK -- The Fund may invest up to 35% of its assets in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than investments in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

5. LINE OF CREDIT -- The Trust (except the Loomis Sayles Research Fund) has entered into an agreement which enables each of the Funds to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.455%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the year ended September 30, 2000, the Managed Bond Fund had no borrowing under the agreement.


6. SUBSEQUENT EVENT -- On October 30, 2000, CDC Asset Management ("CDC AM") acquired Loomis Sayles' parent company, Nvest Companies, L.P. and its subsidiaries. CDC AM is part of the Caisse des Depots Consignations ("CDC"). CDC was created by the Federal Government and currently is supervised by the French Parliament.

LOOMIS SAYLES MANAGED BOND FUND


2000 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)


CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the year ended September 30, 2000, 2.92% of dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.


CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852 (b), $103,120 has been designated as capital gains distributions for the fiscal year ended September 30, 2000.

LOOMIS SAYLES MANAGED BOND FUND

SHAREHOLDER MEETING RESULTS (UNAUDITED)

At a special shareholders' meeting of the Loomis Sayles Funds held on October 5, 2000 shareholders of each Fund voted for the following proposal:


To approve new investment advisory agreements between the Trust on behalf of the Managed Bond Fund and Loomis Sayles & Company, L.P.


                                       VOTED      VOTED   ABSTAINED       TOTAL
FUND NAME                                FOR    AGAINST       VOTES       VOTES
--------------------------------------------------------------------------------
Loomis Sayles Managed
Bond Fund                          1,416,750     14,100           0   1,430,850

LOOMIS SAYLES MANAGED BOND FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Loomis Sayles Managed Bond
Fund:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Managed Bond Fund (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Boston, Massachusetts
November 15, 2000


                                                                              17